Balance Sheets - USD ($)	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current assets:
Cash	$ 60,679	$ 171,979	$ 0
Accounts receivable, net	90
Prepaid expenses	59,374	60,608	0
Inventory	154,117	188,717	0
Total current assets	274,260	421,304	0
Long term assets
Website development,net	134,422	149,103	0
Total assets	408,682	570,407	0
Current liabilities:
Accounts payable and accrued liabilities	44,147	63,841	6,169
Deferred Revenue	0	105,159	0
Unsecured notes payable	3,937	11,389	0
Convertible notes payable, net	187,688
Total current liabilities	235,772	180,389	6,169
Total liabilities	235,772	180,389	6,169
COMMITMENTS AND CONTINGENCIES
Stockholders' equity (deficit):
Preferred stock	0	0	0
Common stock	30,496	29,639	27,010
Additional paid-in capital	5,144,437	2,913,903	291,725
Accumulated deficit	(5,002,023)	(2,553,524)	(324,904)
Total stockholders' equity (deficit)	172,910	390,018	(6,169)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 408,682	$ 570,407	$ 0